SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) –January 23, 2003

MELLON FINANCIAL CORPORATION
(Exact name of registrant as specified in charter)

Pennsylvania	1-7410	25-1233834
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Mellon Center
500 Grant Street
Pittsburgh, Pennsylvania	15258
(Address of principal executive offices)	(Zip code)

(412) 234-5000
Registrant’s telephone number, including area code

ITEM 5.	OTHER EVENTS

By press release dated January 23, 2003, Mellon Financial Corporation announced its acquisition of certain assets of DirectAdviceSM, a provider of customized online financial planning and advice services.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description

99.1	Mellon Financial Corporation Press Release dated January 23, 2003, announcing the matter referenced in Item 5 above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON FINANCIAL CORPORATION

Date: January 31, 2003	By:	/s/ MICHAEL A. BRYSON

Michael A. Bryson Chief Financial Officer

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Press Release dated January 23, 2003	Filed herewith